Nature of Operations	6 Months Ended
Dec. 31, 2021
Disclosure of Nature of Operations [Abstract]
NATURE OF OPERATIONS

NOTE 1 – NATURE OF OPERATIONS

Snow Lake Resources Ltd., d/b/a Snow Lake Lithium Ltd. (Nasdaq: LITM) (“Snow Lake” or the “Company”) was incorporated under the Canada Business Corporations Act on May 25, 2018. The corporate and principal place of business is 242 Hargrave St. #1700, Winnipeg, Manitoba, R3C 0V1 Canada. The Company is a Canadian natural resource exploration company engaged in the exploration and development of mineral resources through the subsidiaries:

i.	Snow Lake Exploration Ltd. (“SLE”)

ii.	Snow Lake (Crowduck) Ltd. (“SLC”)

iii.	Thompson Bros Lithium Pty Ltd. (formerly Manitoba Minerals Pty Ltd.) (“Thompson Bros”) (Now dissolved)

In this report, Snow Lake and the subsidiaries it controls are referred to as “the Group”.

On March 7, 2019, Snow Lake and Nova Minerals Ltd. (“Nova”), a related party, entered into a share sale agreement (the “Agreement”), whereby Snow Lake acquired all 100,000,000 of the issued and outstanding shares of Thompson Bros Lithium Pty Ltd (“Thompson Bros”), formerly Manitoba Minerals Pty Ltd (“Manitoba Minerals”)., a wholly owned subsidiary of Nova as part of a group restructuring.

On February 9, 2021, Thompson Bros was dissolved.

On November 22, 2021, the Company initiated trading under NASDAQ Composite under the symbol “LITM”

On November 23, 2021, the Company closed its initial public offering (“IPO”) issuing 3,680,000 common shares, including 480,000 common shares issued under the underwriters’ over-allotment option, at a price of $9.51 (US$7.50) per share for gross proceeds of $34,988,520 (US$27,600,000). The Company incurred approximately $3.9 million in cost associated with the issuance.

These unaudited condensed consolidated interim financial statements were approved by the Board of Directors for issue on March 31, 2022.